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                                                                    EXHIBIT 99.1



         STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING
                                   FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, A. Maurice Myers, Chairman, President and Chief Executive Officer, of Waste Management, Inc., state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Waste Management, Inc., (the "Company"), described below, and, except as corrected or supplemented in a subsequent covered report:

              o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

              o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement is a "covered report":

              o the Company's Annual Report on Form 10-K for the year ended December 31, 2002;

              o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

              o      any amendments to any of the foregoing.



                                                /s/ A. Maurice Myers
                                              --------------------------------
                                              A. Maurice Myers

                                              Date: August 13, 2002
                                                    --------------------------

State of     Texas      }
         ---------------
                        }
County of  Harris       }
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         Subscribed and sworn to before me this 13th day of August, 2002.

                                          /s/ Kimerly A. Gann
                                        -------------------------------------
                                        Notary Public
                                        My Commission Expires: April 20, 2004